Exhibit 10.1

[CEPHALON, INC. LETTERHEAD]

August 29, 2008

VIA OVERNIGHT COURIER

Takeda Pharmaceuticals North America, Inc.

1 Takeda Parkway

Deerfield, IL 60015

Attn: Dan Orlando, Vice President, Sales

Re:	Notice of Termination of Co-Promotion Agreement dated as of June 12, 2006 (the “Agreement”) by and between Cephalon, Inc. (“Cephalon”) and Takeda Pharmaceuticals North America, Inc. (“TPNA”)

Dear Mr. Orlando:

Cephalon hereby provides notice of termination of the Agreement pursuant to Section 3.2(a)(iv) of the Agreement, which provides a termination right for either party if Net Sales for the second Agreement Year were less than eight hundred fifty million dollars ($850,000,000).   Accordingly, the Agreement shall terminate on November 1, 2008.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

Sincerely,

/s/ J. Kevin Buchi

J. Kevin Buchi
Executive Vice President and Chief Financial Officer

cc:

Takeda Pharmaceuticals North America, Inc.

1 Takeda Parkway

Deerfield, IL 60015

Attn: General Counsel

Takeda Pharmaceuticals North America, Inc.

1 Takeda Parkway

Deerfield, IL 60015

Attn: Mark Booth, President